Exhibit 99.1

Investor Presentation September 2012 p

Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by  such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. 2

Platform Company Overview: A National Self-storage REIT with 520 facilities1 across the United States 378 owned facilities; 142 facilities managed on behalf of third-party owners An additional ~850 partner facilities2 in the CubeSmart Network Market Capitalization: Equity3 $1,565 MM Debt4 995 MM Total Capitalization: $2,560 MM Owned Managed 3 1) Property count as of August 15, 2012. 2) CubeSmart Network facilities not shown on map. 3) Market value of common and preferred shares and units as of June 30, 2012. 4) Book value as of June 30, 2012.

The CubeSmart Story Conservative Attractive Industry Quality Portfolio Balance Sheet With Advantages for A Strong Platform Driving Internal Growth Supporting External Growth That Moves the Needle 4

Attractive Industry Characteristics Demand is driven by mobility, which benefits in both economic expansions and contractions, making storage recession resistant Diverse customer base with negligible exposure to any one tenant Stability & Resilience Low maintenance cap-ex requirements Absence of tenant improvement requirements High operating margins Cash Flow Generation 1 in 10 US households uses self storage, up from 1 in 17 in 19951 Widely fragmented industry provides runway for consolidators Low variable cost level (operating leverage) fuels NOI growth Growth Opportunity 5 1) Source: Self Storage Association 2011 Fact Sheet, comparing 2007 to 1995.

Operating Resilient Performance 8.0% 10.0% CUBE Same-Store NOI Growth, Rolling Four Quarters (Rolling Four-Quarter Average of Reported Year-over-Year Growth) Same-Store Revenue Growth, 2-Yr Avg2: 1 2.0% 4.0% 6.0% Same-Store NOI (4 0%) (2.0%) 0.0% Resilient Growth, 2-Yr Avg2: (10.0%) (8.0%) (6.0%) Performance Through Recession FFO Per Share, 2-Yr CAGR3: 4q08 1q09 2q09 3q09 4q09 1q10 2q10 3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12 6 1) NOI = “Net Operating Income” 2) Arithmetic average of reported year-over-year growth over past eight quarters. 3) Compound annual growth rate in Funds From Operations Per Share, as adjusted, from second quarter 2010 to second quarter 2012.

Ownership Growth Home Trends Support Continue to benefit from same secular forces that are driving Declining US Homeownership Fewer Owners = More Renters 1 performance in the multifamily space 69.0% 70.0% Renters move roughly three times frequently than 64.0% 65.0% 66.0% 67.0% 68.0% more homeowners do More Mobility 60.0% 61.0% 62.0% 63.0% Movers represent more than ½ of self storage customers More Demand 7 1) US homeownership rate. Source: US Census Bureau Housing Vacancy Survey, 2Q12.

Supporting Results Extended Length of Stay 8.0 Median Length of Stay1 6.0 7.0 +25% Widening lengths of stay offset soft rental 3.0 4.0 5.0 Months activity during the recession and continue to support performance 1.0 2.0 0.0 2008 2011 2 2 8 1) CubeSmart same-store portfolio. 2) Median length of stay of tenants who moved in during the specified year.

Limited New Supply to Absorb Demand New self-storage construction starts are currently at just over one third of 2006 levels1,2.90 New Construction (Nationwide, As Reported by SSDS1) During the past four quarters3, only three new 60 70 80 competing facilities have opened in CubeSmart submarkets nationwide. 30 40 50 10 20 0 1Q06 1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 9 1) Source: Cushman & Wakefield, Inc., Self Storage Performance Quarterly. New construction tracked by F.W. Dodge. Includes new construction, alterations, renovations, and interior construction. 2) Trailing four quarters ending June 30, 2012, as compared with full year 2006. 3) Four quarters ending June 30, 2012.

Share Taking Market Occupancy Gains1 8.0% 10.0% Cumulative Since December 31, 2009 4.0% 6.0% % Change Cumulative Performance Gap Since 2009: (2.0%) 0.0% 2.0% Cumulative Basis Points (6.0%) (4.0%) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 CubeSmart Industry 2 3 10 1) Calculated by compounding reported sequential occupancy growth. 2) Data from 1Q11 through 2Q12 reflects performance of CUBE’s current same-store pool. Performance before 2011 is calculated from the sequential same-store occupancy gains reported each quarter. 3) Source: Cushman & Wakefield, Inc., Self Storage Performance Quarterly

Robust Growth for CUBE Occupancy 500 90.0% Occupancy Performance Same-Store Pool1 83.6% 85.0% 300 400 85.0% 87.5% (basis points) Year-over-Year Occupancy Gap at July 31, 80.0% 81.1% 78.9% 200 80.0% 82.5% Year-Over-Year Gap Period End occupancy 2012: Basis Points 77.0% 0 100 75.0% 77.5% 1Q12 2Q12 July 31, 2012 Previous Year Period Current Period Year-over-Year Gap 11 1) Historical occupancies represent those of the same-store portfolio as comprised on July 31, 2012.

Benefits Scale and Sophistication of People Internal Resources Processes Systems Enhanced Marketing & Customer Quality Team Sales Services Internet Presence Capture Center Store Managers Strategic Partnerships Relationships Leveraging these resources provides a significant competitive advantage other 12 over operators

Shift for Storage Need Help From Charmaine to Fill/Color Boxes – will make slide appear less busy. Technology: A Paradigm The Need to Stay Relevant The Power to Act on Information Evolution Point-of- Sale Point-of- Sale Point-of- Sale Point-of- Sale Evolution Yellow Pages Internet Mobile Stand-Alone System, No Centralized Data Feeds Real-Time, Consolidated Reporting Reporting & Dynamic Revenue Mgmt Systems The Ability to Engage Customers. Technology has transformed the way in which storage learn about to Customer Capture eCRM Evolution companies about, respond to, attract, engage and, ultimately, capture and retain their customers. CUBE’s marketing, revenue Telephonic and Enhanced & Continued Engagement Stores the 13 sophisticated management, Sales Center, and general technological capabilities create tangible competitive advantages. Inquiries In-Store Contact In Stores, In Sales Center, and Online

CubeSmart’s Differentiated Service Platform Logistics – Helping customers get their items into and out of their space Amenities – Providing a more comfortable and accommodating environment Customization – A la carte options for customers to customize the space they rent Space – Core self-storage offering Organization – Offering resources that help customers track & organize their things 14

The CubeSmart Story Conservative Attractive Industry Quality Portfolio Balance Sheet With Advantages for A Strong Platform Driving Internal Growth Supporting External Growth That Moves the Needle 15

Has Been Substantial Recent Repositioning. Redeploying disposition proceeds from low-growth, tertiary markets into $35.00 Storage Deluxe: superior assets competitively positioned in attractive “core” markets. $560MM 2 3 $25.00 $30.00 Per Occ Sq Ft Acquisitions Since 2008: 1 $270 MM $10 00 $15.00 $20.00 Annual Rent Dispositions Since 2008: $257 MM 1 Dotted Lines = Same-Store Portfolio, 2Q12 $0.00 $5.00 Realized 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 2010 Population (3-Mile Radius, Weighted by Revenue) Note: sized transaction Bubbles by value. 1) All closed transactions as of 6/30/2012, including both stabilized and lease-up properties as well as CUBE’s proportional share (50%) of the $90 million HSRE joint venture. Excludes Storage Deluxe assets. 2) Includes a 22-asset portfolio representing 1.6 million net rentable square feet, predominantly in the New York City area, in a transaction announced by the Company in October 2011. 3) Realized annual rent per occupied square foot is computed by dividing rental income by the weighted occupied sq ft for the period. 16

A Portfolio Markedly Improved. High rents and population density are indicative of current portfolio Realized Annual Rent per Occ Sq 3-Mile 2010 Population 1 quality and opportunity to drive pricing and demand in the future. $13.00 250,000 Ft (Weighted by Revenue) $11.00 $12.00 150,000 200,000 $10.00 50,000 100,000 $9.00 Jan 2008 Portfolio Current Portfolio (Pro Forma) 0 Jan 2008 Portfolio Current Portfolio (Pro Forma) 2 2 1) Realized annual rent per occupied square foot is computed by dividing rental income by the weighted occupied sq ft for the period. 2) Pro Forma, including all consolidated JV and wholly-owned assets as of 6/30/2012 as well as the entirety of the second pool of the Storage Deluxe portfolio. 17

# Improved Operating Metrics



Scheduled Annual Rent[2]
Second Quarter 2012
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$11.98
$13.20
Same-Store
Total Portfolio



Realized Annual Rent[2]
Second Quarter 2012
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$11.33
$12.41
Same-Store
Total Portfolio

| | Same-Store Portfolio | | Total Portfolio[1] | |
|---|---|---|---|---|
| | 1Q12 | 2Q12 | 1Q12[2] | 2Q12 |
| Property Count | 330 | 330 | 367 | 369 |
| Square Footage, Period End | 21,538 | 21,538 | 24,051 | 24,260 |
| Realized Annual Rent Per Occupied Sq Ft [3] | $11.65 | $11.33 | $12.56 | $12.41 |
| Scheduled Annual Rent Per Sq Ft [4] | $12.50 | $11.98 | $13.48 | $13.20 |

(1) Excludes any held-for-sale assets as w ell as USIFB joint venture assets.

(2) Represents the portion of the current portfolio that w as ow ned on March 31, 2012. Excludes assets that w ere sold subsequent to March 31, 2012

(3) Realized annual rent per occupied square foot takes into consideration promotional discounts that reduce rental income from the contractual amount due. Realized annual rent per occupied square foot is computed by dividing rental income by the w eighted average occupied square feet for the period. For non-same-store assets acquired during the period, rental income and occupied square footage are prorated based on the specific number of days the properties w ere ow ned.

(4) Scheduled annual rent per square foot represents annualized asking rents per available square foot for the period. For non-same-store assets acquired during the period, scheduled rent and square footage are prorated based on the specific number of days the properties w ere ow ned.

18

Greater Exposure to High-Growth Markets High-Current Total Portfolio January 2008 Portfolio. Roughly 60% of 1 Major Texas Core Market Exposure, by NOI New York/ NJ g y portfolio NOI is generated from “core” markets – up from 41% i l 2008 j Markets New York/ Northern NJ Chicago Northern Major Texas Markets / in early 2008.. Less than half of this transformation is Miami/Ft. Lauderdale LA / San Diego / Orange Co. Baltimore/ DC Chicago Miami/Ft. Lauderdale LA / San Diego / Orange Co. Atlanta Philadelphia/ Southern NJ Boston San Francisco/ Oakland reflected in the current same-store pool. Baltimore/ DC Atlanta Philadelphia/ Southern NJ Boston San Francisco/ Oakland 41% Core 60% Core 1) Pro Forma, including all consolidated JV and wholly-owned assets as of 6/30/2012, as well as the entirety of the second pool of the Storage Deluxe portfolio. 19

Continued Enhancement Recent Activity – 2011 Investment Activity Acquisitions: $714 million1. $154 million excluding the Storage Deluxe portfolio. Focused on quality assets in high-rent, high-barrier-to-entry markets including York City Houston Atlanta – New City, Houston, Atlanta, Miami, and Washington, DC. Dispositions: $45.2 million. tertiary markets in Ohio, Indiana, and Concentrated in more Michigan. 2012 Investment Activity Acquisitions: $92.0 million2. $75 to $125 million target Dispositions: $35.8 million3. $35 to $50 million target 1) Includes CUBE’s proportional share (50%) of the $90 million HSRE joint venture and the entirety of the $560 million Storage Deluxe transaction. 2) Includes a total of 16 assets that were either closed or under contract as of August 2, 2012. Excludes Storage Deluxe assets. 3) Includes a total of 15 assets that were either closed or under contract as of August 2, 2012. 20

Transformational Storage Deluxe Transaction $560 million transaction  22 assets representing 1.6 million net rentable square feet, predominantly in the Greater New York City area Establishes CubeSmart as the largest owner of self-storage – one of the storage assets in New York City most attractive markets in the world Efficient execution Off-market, directly-sourced deal Inconspicuous due diligence process and efficient closing further positions CubeSmart as the acquirer of choice for sellers Successful capital raising Financed with a combination of publicly issued common and preferred equity, assumed debt, and new unsecured debt Acquisition completed First pool, which included 16 facilities, closed on November 3, 2011 for $357.3 million. Closed on four of the remaining six properties in February, the fifth in April, and the final asset in early August. 21

# Opportunity for Meaningful External Growth

**Industry Fragmentation**
Runway for Consolidation in Both Ownership & Operations


Public Owners,[1] ~10%
Private Owners, ~90%
3rd Party Mgmt
Acquisitions

**Catalysts**

- Significant levels of debt maturities in coming years on privately held storage assets.
- Operational advantages for large-scale platforms continuing to pressure smaller owners to sell or seek professional management.
- Large owners with access to a variety of capital sources will be well-positioned to take advantage of opportunities.

CubeSmart self storage + logistics

22

1) Top 5 self storage providers, including CubeSmart, Public Storage, Extra Space, Sovran, and U-Haul. Source: Self Storage Association 2011 Fact Sheet, as of 6/30/11.

Relationships Create Opportunity Source of 2011 and 20121 Acquisitions, By Transaction Value Deluxe2,3 Deluxe3 Brokered Direct - Other 22% Brokered, 7% Direct - 3rd Including Storage Deluxe Excluding Storage Deluxe Brokered, 29% Other, Party Mgmt, 13% Direct - 3rd Party Mgmt, 49% Direct - Other, 80% More than 2/3 of transaction value sourced through direct relationships 23 1) Acquisitions closed through August 2, 2012. 2) Total Storage Deluxe transaction value, including the first and second pools. 3) Includes CUBE’s proportional share (50%) of the $90 million HSRE joint venture.

The CubeSmart Story Conservative Attractive Industry Quality Portfolio Balance Sheet With Advantages for A Strong Platform Driving Internal Growth Supporting External Growth That Moves the Needle 24

# Commitment to Conservative Capital Structure

- Consistently-articulated unsecured balance sheet strategy
  - Affords flexibility to actively manage asset portfolio
  - Diversity of portfolio and relatively small individual property values not conducive to collateralization
  - Provides broadest array of potential capital sources
- Successful debut public bond offering in June 2012
  - Ten-year term; 4.82% yield
  - Important strategic balance sheet milestone
  - Successful execution with an order book that was nearly 5x oversubscribed; priced ahead of expectations
- Financing growth in leverage-neutral or better manner
  - Successful execution of deleveraging plan
  - Focus on maintaining and continuing to improve credit metrics
  - ATM capacity and strong free cash flow generation support ability to match fund incremental acquisitions

**CubeSmart Capital Structure[1]**



100%
80%
60%
40%
20%
0%
Secured 10%
Unsecured Debt 29%
Preferred Equity 3%
Equity 58%

25

CUBESMART self storage + logistics

1) Common and preferred equity market values as of June 30, 2012. Book value of secured and unsecured debt as of June 30, 2012.

Significant Balance Sheet Evolution Emphasis on limiting risk and maximizing financial flexibility with a balanced maturity profile $600 December 31, 2008 June 30, 2012 $600 $200 $300 $400 $500 ($million) $200 $300 $400 $500 Maturities ($million)Weighted Average Maturity: 2.5 years Weighted Average Maturity: 5.8 years $- $100 Maturities  $- $100 Maturity Secured Unsecured Maturity 26

Investment Grade Balance Sheet. Continued focus on maintaining and improving metrics NOI from Unencumbered Assets1 Debt / Gross Assets Rating NOI from Unencumbered Assets1 Debt / Gross Assets Rating Encumbered Unencumbered 49% 12/31/08 51% Unrated Encumbered 51% Unencumbered 49% 12/31/08 51% Unrated 51% BBB- ( Stable) Encumbered 25% BBB- (Stable) 6/30/12 41% Encumbered 25%  6/30/12 41% Baa3 (Stable) Unencumbered 75% Baa3 (Stable) Unencumbered 75% 27 1) Represents NOI for the three months ended December 31, 2008 and June 30, 2012, respectively.

Full Spectrum of Capital Sources to Support Growth. Access to the full spectrum of potential capital sources provides optimal Private Public. Units. Follow Common flexibility to support the Company’s external growth Private Public Equity OP. Free Cash Flow. Strategic Dispositions. Joint Venture Investment Follow-on Equity Offering. At-The-Market Equity Program. Preferred Equity OP Units. Free Cash Flow. Strategic Dispositions. Joint Venture. Follow-on Common Equity Offering. At-The-Market Equity Free Cash Flow. Unsecured Bank Financing. Public Unsecured Free Cash Flow Equ Investment Program. Preferred Equity Debt. Private Placement of Unsecured Debt. CMBS / Secured Debt Debt Debt. Unsecured Bank Financing. Private Placement of Unsecured Debt. Public Unsecured Debt D. CMBS / Secured Debt 28

The CubeSmart Story Conservative Attractive Industry Quality Portfolio Balance Sheet With Advantages for A Strong Platform Driving Internal Growth Supporting External Growth That Moves the Needle 29

Relations Contact Investor Daniel Ruble, CFA Vice President, Finance 460 E. Swedesford Rd. Suite 3000 Wayne, PA 19087 610.293.5700 druble@cubesmart.com